Annual Stockholders’ Meeting June 12, 2012

VirtualScopics All Rights Reserved 2 Meeting Overview Introductions and Opening Remarks • Robert Klimasewski, Chairman Proxy Summons Business Overview • Jeff Markin/Molly Henderson Question and Answer Proxy Tally and Results • Robert Klimasewski

VirtualScopics All Rights Reserved 3 2012 Proxy Summons Election of Board of Directors for 2012/2013 Ratify the appointment of Marcum LLP as independent financial statement auditors for the fiscal year ended December 31, 2012 To approve the issuance of common stock issuable upon full conversion of Series C Preferred Stock, full exercise of Series C Warrants and for payment of dividends on Series C Preferred Stock To approve the Amended and Restated Certificate of Designations, Powers, Preferences and Other Rights and Qualifications of Series A Convertible Stock To approve the Amended and Restated Certificate of Designation of Rights and Preferences of the Series B Preferred Stock

VirtualScopics All Rights Reserved 4 Meeting Overview Introductions and Opening Remarks • Robert Klimasewski, Chairman Proxy Summons Business Overview • Jeff Markin/Molly Henderson Question and Answer Proxy Tally and Results • Robert Klimasewski

VirtualScopics All Rights Reserved 5 This presentation contains “forward - looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 . Such forward - looking statements involve known and unknown risks, uncertainties, and other factors, which may cause the actual results, performance, or achievements of the Company, or industry results, to be materially different from any future results, performance, or achievements expressed or implied by such forward - looking statements . When used in this presentation, statements that are not statements of current or historical fact may be deemed to be forward - looking statements . Without limiting the foregoing, the words “plan,” “intend,” “may,” “will,” “expect,” “believe,” “could,” “anticipate,” “estimate,” or “continue” or similar expressions or other variations or comparable terminology are intended to identify such forward - looking statements . Readers are cautioned not to place undue reliance on these forward - looking statements, which speak only as of the date hereof . Except as required by law, the Company undertakes no obligation to update any forward - looking statements, whether as a result of new information, future events, or otherwise .

Company Overview Jeff Markin President and CEO Molly Henderson Chief Business & Financial Officer

VirtualScopics All Rights Reserved 7 Business Meeting Agenda Business Overview - Clinical Trial Business - Personalized Medicine Business Financial Review - Historical summary - Industry comparisons and multiples - 2012 outlook Q & A

VirtualScopics All Rights Reserved 8 Our mission is to improve the lives of those impacted by disease and disability Company Mission

VirtualScopics All Rights Reserved 9 Business Focus Drug Development • 12 Years in the industry • Strong reputation doing business with 10 of the top 15 global pharmaceutical and Biotech companies • Significant Assets • Leading technology and Scientific position • Cash generating business model • Strategic Alliance with PPD which will significantly drive business growth and awareness Personalized Medicine • Creation of the VirtualScopics ’ Quantitative Imaging Center • Significant benefits include: • Patient stratification ( Right Patient, Right Drug, Right Time ) • Disease progression and monitoring • Therapy effectiveness • Into a market that today that is primarily qualitative, leading to subjective assessments Primary Business Emerging Business

VirtualScopics All Rights Reserved 10 Business Focus Drug Development • 12 Years in the industry • Strong reputation doing business with 10 of the top 15 global pharmaceutical and Biotech companies • Significant Assets • Leading technology and Scientific position • Cash generating business model • Strategic Alliance with PPD which will significantly drive business growth and awareness Personalized Medicine • Creation of the VirtualScopics ’ Quantitative Imaging Center • Significant benefits include: • Patient stratification ( Right Patient, Right Drug, Right Time ) • Disease progression and monitoring • Therapy effectiveness • Into a market that today that is primarily qualitative, leading to subjective assessments Primary Business Emerging Business

VirtualScopics All Rights Reserved 11 Clinical Trials Focus VirtualScopics is a leading provider of quantitative imaging for clinical trials • Integrated solution delivered as a series of services that manage imaging trials from inception to submission to the regulatory authorities. • Highly automated quantitative analysis vs. conventional qualitative radiologist driven analysis. • Very precise measurements that allow for trials to proceed with a reduced number of subjects for shorter periods of time vs. trials run with conventional analysis. • World class customer base, customers include 12 of the 15 leading pharmaceutical, biotechnology and medical device companies. Key Company Highlights

VirtualScopics All Rights Reserved 12 Core Business Competencies Our ability to very accurately and precisely quantify change in biological structures and processes through the use of medical imaging and imaging science To manage and process very large quantities of information quickly and efficiently in a flexible and transparent manner

Multi-Disciplinary Expertise



- Expertise in imaging systems and imaging protocol design
- Expertise in image acquisition quality control

- Proprietary automated image quantification software
- Development and validation



Imaging Science
VirtualScopics Imaged-Based Bio Markers
Software
Medicine
Image Analysis Service

- Expertise in image-based biomarkers in OA, RA, oncology,etc.
- Biomarker relevance to disease progression

- 21 CFR Part 11, GCP compliance
- Database driven image data management, data QA/QC, image data analysis

VirtualScopics
Know more. Move faster.

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VirtualScopics All Rights Reserved

VirtualScopics All Rights Reserved 14 • Greater than 300 studies in total • Broad therapeutic area and study phase experience • Delivering both diversity and depth Clinical Trial Experience 52% 30% 5% 3% 9% Oncology Muskuloskeletal Device Cardiovascular Other 19% 43% 38% Pre-Clinical Early Phase Late Phase Therapeutic Area Phase of Study

VirtualScopics All Rights Reserved 15 Bookings Growth Customer Loyalty Productivity and Efficiency Employee Satisfaction Growth of the PPD Alliance Corporate Initiatives – Clinical Trials

VirtualScopics All Rights Reserved 16 • Experienced a slowdown in new study awards • Series of actions to assess the situation – Critical assessment of our strengths and weaknesses along with client interviews and an assessment of the morale and satisfaction of our employees – Broad set of discussions with PPD Management to identify what has worked good and what needs to change to accelerate our collective performance • Resulting actions – Series of internal changes implemented last year – Made some changes to our Business Development team to enhance focus • New Vice President of Business Development in April • Two new Directors of Business Development starting June – Seven initiatives underway with PPD to increase opportunities and our chances of winning those opportunities Bookings Growth

VirtualScopics All Rights Reserved 17 Direct PPD Q1 RFP Performance - Quantity Goal Actual Bookings Growth - RFP Objectives Represents a 50% increase in direct RFP’s and 100% increase in RFP’s through PPD! Working to raise win rate across both channels

PPD Company Overview Development services since 1985 Revenue in excess of $1.4B and project backlog $3.4B Recognized by Forbes as one of America’s best big companies 11,000 + 84 professionals worldwide offices in 41 countries

VirtualScopics All Rights Reserved 19 PPD Recent Awards & Recognition • Scrip Awards 2011 – PPD named Best Contract Research Organization and honored for Best Technological Development in Clinical Trials – Recognized for expertise and innovation in helping clients develop life - changing medical treatments. PPD noted as “a great organization – open for new approaches, even more for driving new technologies .” • 2011 CenterWatch Global Site Survey – Rated No. 1 CRO – 84.3 percent of participants rated PPD's overall relationship quality as "excellent" or "good .” – Scored among the top three CROs in 25 of 29 survey attributes

VirtualScopics All Rights Reserved 20 • Selection process sanctioned by PPD CEO and Executive Management Team • Assessed through visits and meetings all industry imaging players • Assessment criteria included – Experience in early phase through late phase – Capabilities across multiple therapeutic areas – Reputation – Management and culture • Expanded relationship across the company after 1 year PPD – External Perspective on VS

VirtualScopics All Rights Reserved 21 Business Focus Drug Development • 12 Years in the industry • Strong reputation doing business with 10 of the top 15 global pharmaceutical and Biotech companies • Significant Assets • Leading technology and Scientific position • Cash generating business model • Strategic Alliance with PPD which will significantly drive business growth and awareness Personalized Medicine • Creation of the VirtualScopics ’ Quantitative Imaging Center • Significant benefits include: • Patient stratification ( Right Patient, Right Drug, Right Time ) • Disease progression and monitoring • Therapy effectiveness • Into a market that today that is primarily qualitative, leading to subjective assessments Primary Business Emerging Business

VirtualScopics All Rights Reserved 22 Business Focus Drug Development • 12 Years in the industry • Strong reputation doing business with 10 of the top 15 global pharmaceutical and Biotech companies • Significant Assets • Leading technology and Scientific position • Cash generating business model • Strategic Alliance with PPD which will significantly drive business growth and awareness Personalized Medicine • Creation of the VirtualScopics ’ Quantitative Imaging Center • Significant benefits include: • Patient stratification ( Right Patient, Right Drug, Right Time ) • Disease progression and monitoring • Therapy effectiveness • Into a market that today that is primarily qualitative, leading to subjective assessments Primary Business Emerging Business

VirtualScopics All Rights Reserved 23 • Emphasis on controlling the increasing cost of healthcare • Products and services that assist in patient stratification and rapid determination of efficacy or futility for expensive therapies are critical • Offer significant financial returns for organizations that deliver differentiated value. Quantitative medical imaging offers significant advancements towards these imperatives Market Opportunity – Clinical The right treatment, for the right patient, at the right time.

VirtualScopics All Rights Reserved 24 Precise measurements Repeatable results Enabling early diagnosis and drug mechanism of action confirmation Benefits of Quantitative Imaging Yet, the majority of assessments done today are still qualitative Significant opportunity to expand the imaging market by demonstrating the benefits of quantitative imaging and showing stronger patient outcome correlation and better economics than alternate approaches

VirtualScopics All Rights Reserved 25 Payers Payers see reduced cost through individual patients being on the right therapy Providers Providers receive more accurate information, allowing better treatment decisions. Patients Patients get on the right therapy sooner, enabling improved quality of life and/or survival, with reduced lost time due to illness. Society Society benefits by reduced direct and indirect costs associated with people being in the health care system for shorter periods of time and back to workplace productivity sooner. Economic Model Enhanced economic value provided to all stakeholders:

VirtualScopics All Rights Reserved 26 Quantitative Imaging Center - QIC A centralized lab that receives medical images from global healthcare facilities and processes and delivers back quantitative assessments enabling improved patient outcomes at reduced cost. The center will be the first of its kind in the market.

VirtualScopics All Rights Reserved 27 Industry Consortia and funding - via Merck Investment Branded Infrastructure Seamless Gateway From the Modality Integrated Path for Results Tailored Analysis Infrastructure Key Elements of the QIC

VirtualScopics All Rights Reserved 28 Merck Investment Focus

VirtualScopics All Rights Reserved 29 Merck Value

VirtualScopics All Rights Reserved 30 Reimbursement Strategy For DCE - MRI Application Standalone QIC Platform Design and Site Selection for Prospective Trial for DCE - MRI Acceptance by the FDA for Blood Flow Measurement Device Initiation of Scientific Advisory Board Corporate Initiatives – Personalized Medicine

VirtualScopics All Rights Reserved 31 QIC Plaque Volume Blood Perfusion Tumor Volume/ Burden Personalized Medicine: Commercialization Process Opportunity/ Initiation Concept and Feasibility Design, Development, and Clinical Validation Production and Distribution Planning Launch QIC/Infrastructure Oncology applications Neurology application Cardiovascular application Brain Volume

Financial Overview Molly Henderson Chief Business & Financial Officer, Sr. Vice President

VirtualScopics All Rights Reserved 33 Revenues & Gross Profit – Yearly Trends $- $1 $2 $3 $4 $5 $6 $7 $8 2006 2007 2008 2009 2010 2011 Millions Annual Gross Profit $1 $3 $5 $7 $9 $11 $13 $15 2006 2007 2008 2009 2010 2011 Millions Annual Revenues

VirtualScopics All Rights Reserved 34 Revenue composition: 2007 - 2011 - 2 4 6 8 10 12 14 16 2007 2008 2009 2010 2011 Millions Revenues by Therapeutic Area Other Oncology Musculoskeletal - 2 4 6 8 10 12 14 16 2007 2008 2009 2010 2011 Millions Revenues by Phase of Study Other R&D Phase III Phase II Phase I

VirtualScopics All Rights Reserved 35 Adjusted EBITDA* – Yearly Trend Adjusted EBITDA improved over $4MM, >300%, from 2006 - 2011 *Adjusted EBITDA = Earnings/Loss less Depreciation, Amortization, Interest, Stock Compensation Expense and Loss on Derivative Revenues increased $9MM over the same period Strong cost controls and solid economies of scale $(3,000,000) $(2,000,000) $(1,000,000) $- $1,000,000 $2,000,000 $3,000,000 2006 2007 2008 2009 2010 2011 Annual Adjusted EBITDA

VirtualScopics All Rights Reserved 36 Industry Marketcap /Valuation Data Industry CRO Healthcare IT Personalized Medicine Average and Range of Revenue Multiples 1.6x 1.0x - 2.3x 5.2x 3.2x - 8.6x 7.4x 1.5x – 20x Average and Range of EBITDA Multiples 18x 17x – 22x 45x 37x – 52x Variable VirtualScopics , Inc. 2x 20x

VirtualScopics All Rights Reserved 37 Capitalization: NASDAQ: VSCP Common shares outstanding: 29MM Convertible preferred securities: 6MM Warrants/Options: 6.7MM NASDAQ 52 week range: $0.80 - $1.89 Market cap:~ $30MM Stockholder concentration (as of April 5, 2012): (Beneficial Ownership Percentages) Loeb Investments 16.6% University of Rochester 10.2% Merck Global Health Innovation Fund 6.2% GE Healthcare 4.1% Board Members and Executives 15.6%

VirtualScopics All Rights Reserved 38 Our mission is to improve the lives of those impacted by disease and disability Company Mission

VirtualScopics All Rights Reserved 39 2012 Initiatives 2012 Initiatives Meet Financial Goals Drive PPD Alliance Personalized Medicine Deliver Infrastructure and Technology Investments

VirtualScopics All Rights Reserved 40 Thank You Question and Answer

VirtualScopics All Rights Reserved 41 2012 Proxy Tabulation Election of Board of Directors for 2012/2013 Ratify the appointment of Marcum LLP as independent financial statement auditors for the fiscal year ended December 31, 2012 To approve the issuance of common stock issuable upon full conversion of Series C Preferred Stock, full exercise of Series C Warrants and for payment of dividends on Series C Preferred Stock To approve the Amended and Restated Certificate of Designations, Powers, Preferences and Other Rights and Qualifications of Series A Convertible Stock To approve the Amended and Restated Certificate of Designation of Rights and Preferences of the Series B Preferred Stock

VirtualScopics All Rights Reserved 42 On behalf of the VirtualScopics’ Board of Directors and Employees Thank You